July 21, 2022 Second Quarter 2022 Results Exhibit 99.3

Forward-Looking Statements This slide presentation and certain of our other filings with the Securities and Exchange Commission contain statements that constitute "forward-looking statements" within the meaning of, and subject to the protections of, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements through Synovus' use of words such as "believes," "anticipates," "expects," "may," "will," "assumes," "predicts," "could," "should," "would," "intends," "targets," "estimates," "projects," "plans," "potential" and other similar words and expressions of the future or otherwise regarding the outlook for Synovus' future business and financial performance and/or the performance of the banking industry and economy in general. These forward-looking statements include, among others, statements on our expectations related to (1) loan growth; (2) deposit growth, mix, and betas; (3) net interest income and net interest margin; (4) revenue growth; (5) non-interest expense; (6) credit trends and key credit performance metrics; (7) capital position; (8) our future operating and financial performance; (9) our strategy and initiatives for future revenue growth, balance sheet management, capital management, expense savings, and technology; and (10) our assumptions underlying these expectations. Prospective investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve known and unknown risks and uncertainties which may cause the actual results, performance or achievements of Synovus to be materially different from the future results, performance or achievements expressed or implied by such forward-looking statements. Forward-looking statements are based on the information known to, and current beliefs and expectations of, Synovus' management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this presentation. Many of these factors are beyond Synovus' ability to control or predict. These forward-looking statements are based upon information presently known to Synovus' management and are inherently subjective, uncertain and subject to change due to any number of risks and uncertainties, including, without limitation, the risks and other factors set forth in Synovus' filings with the Securities and Exchange Commission, including its Annual Report on Form 10-K for the year ended December 31, 2021 under the captions "Cautionary Notice Regarding Forward-Looking Statements" and "Risk Factors" and in Synovus' quarterly reports on Form 10-Q and current reports on Form 8-K. We believe these forward-looking statements are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. We do not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law. Use of Non-GAAP Financial Measures This slide presentation contains certain non-GAAP financial measures determined by methods other than in accordance with generally accepted accounting principles. Such non-GAAP financial measures include the following: adjusted net income available to common shareholders; adjusted diluted earnings per share; adjusted return on average assets; return on average tangible common equity; adjusted return on average tangible common equity; adjusted non- interest revenue; adjusted non-interest expense; adjusted tangible efficiency ratio; and tangible common equity ratio. The most comparable GAAP measures to these measures are net income available to common shareholders; diluted earnings per share; return on average assets; return on average common equity; total non-interest revenue; total non-interest expense; efficiency ratio-TE; and total shareholders' equity to total assets ratio, respectively. Management uses these non-GAAP financial measures to assess the performance of Synovus' business and the strength of its capital position. Management believes that these non-GAAP financial measures provide meaningful additional information about Synovus to assist management, investors, and bank regulators in evaluating Synovus' operating results, financial strength, the performance of its business and the strength of its capital position. However, these non-GAAP financial measures have inherent limitations as analytical tools and should not be considered in isolation or as a substitute for analyses of operating results or capital position as reported under GAAP. The non-GAAP financial measures should be considered as additional views of the way our financial measures are affected by significant items and other factors, and since they are not required to be uniformly applied, they may not be comparable to other similarly titled measures at other companies. Adjusted net income available to common shareholders, adjusted diluted earnings per share and adjusted return on average assets are measures used by management to evaluate operating results exclusive of items that are not indicative of ongoing operations and impact period-to-period comparisons. Return on average tangible common equity and adjusted return on average tangible common equity are measures used by management to compare Synovus' performance with other financial institutions because it calculates the return available to common shareholders without the impact of intangible assets and their related amortization, thereby allowing management to evaluate the performance of the business consistently. Adjusted non-interest revenue is a measure used by management to evaluate non-interest revenue exclusive of net investment securities gains (losses) and fair value adjustment on non-qualified deferred compensation. Adjusted non-interest expense and the adjusted tangible efficiency ratio are measures utilized by management to measure the success of expense management initiatives focused on reducing recurring controllable operating costs. The tangible common equity ratio is used by management and bank regulators to assess the strength of our capital position. The computations of the non-GAAP financial measures used in this slide presentation are set forth in the Appendix to this slide presentation. ©2022 Synovus. All Rights Reserved. 2 2

Second Quarter 2022 Financial Highlights • Total revenue of $523 million, an increase of $34 million, or 7% YoY: ◦ Total revenue increased $50 million, or 11% YoY, excluding PPP fees ◦ Net interest income growth of $60 million, or 17% YoY, excluding PPP fees ◦ Core banking fees, wealth revenue, and capital markets income collectively increased $10 million, or 12% YoY • Loan growth of $1.2 billion QoQ, or 12% annualized, excluding reduction of $116 million in PPP loans ◦ Growth continues to be led by C&I and is diversified across commercial business lines • Credit quality metrics remain at historically low levels ◦ NPA, NPL, and Criticized/Classified ratios improved QoQ • Total deposits up $378 million, or 1% QoQ ◦ Non-interest-bearing deposits(2) increased $254 million QoQ ◦ Seasonal effects and rate-driven outflows contributed to a decline in money market accounts (MMAs)(2) of $804 million QoQ ◦ Brokered deposit growth of $1.59 billion QoQ used to support robust client loan growth Key Performance Metrics Reported Adjusted(1) Net Income Available to Common Shareholders(3) $169,761 $171,018 Diluted Earnings Per Share $1.16 $1.17 Return on Average Assets 1.26% 1.27% Return on Average Tangible Common Equity 18.8% 19.0% Efficiency Ratio-TE(4) 53.9% 53.4% Balance Sheet (Period-end, $ in millions) Total Loans, Net of Unearned $41,205 Deposits $49,035 (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Excludes SCM deposits (public funds); (3) In thousands; (4) Taxable equivalent; (5) Adjusted tangible efficiency ratio. 3 (5)

Total Loans 4 • 12% QoQ annualized loan growth driven by C&I • Consumer, Community, and Wholesale Banking business lines all contributed to QoQ growth ◦ 10 of 11 Wholesale Banking sub-business lines contributed to growth • C&I utilization rates increased to 47.1%, up from 46.1% in 1Q22 ◦ Higher utilization from commitments existing at the end of 1Q22 contributed ~$185 million to QoQ loan growth 10% 14% 11% 12% 3Q21 4Q21 1Q22 2Q22 QoQ Annualized % Change in Loans, ex. PPP Continued Loan Growth MomentumSummary $10,673 $12,373 $13,301 40.4% 46.1% 47.1% Total Commitments C&I Line Utilization 4Q20 1Q22 2Q22 Total C&I Revolving Commitments and Line Utilization $41.2 billion Loan Growth Led by C&I $41,205 $40,169 $542 $358 $252 $(116) 1Q22 C&I-ex. PPP CRE Consumer PPP 2Q22 Change in Loans ($ in millions) (1) Amounts may not total due to rounding; (1) Includes changes in third-party consumer balances. ($ in millions)

$254 $22 $(358) $(804) $(136) $(185) Core Non- Interest- Bearing Savings NOW MMA Time Public Funds Brokered • Growth of $254 million QoQ in non-interest bearing (NIB) deposits(1) ◦ 10th consecutive quarter of NIB growth ◦ Wholesale and Community Bank business lines led NIB growth • Customer balance declines in MMA/NOW attributable to various factors including seasonal impacts and rate environment • Brokered deposit increase of $1.59 billion QoQ; used as a cost-effective balance sheet liquidity management tool ◦ Second quarter growth followed first quarter decline of $797 million 5 Total Deposits Summary QoQ Change in Ending Deposit Balances ($ in millions) Deposits 1Q22 2Q22 ($ in millions; rates annualized) Avg. Balance Avg. Rate Avg. Balance Avg. Rate Non-interest-bearing $16,492 N/A $16,960 N/A Interest-bearing non- maturity (NMD) $27,056 0.12% $26,348 0.16% Time $3,010 0.29% $2,830 0.24% Brokered $2,788 0.54% $2,879 0.88% Total interest-bearing $32,854 0.17% $32,056 0.23% Total deposits $49,345 0.11% $49,016 0.15% (1) Excluding SCM deposits (public funds). $49.0 billion $1,585

55% 54% 55% 58% 59% 60% 4Q16 2Q21 3Q21 4Q21 1Q22 2Q22 6.9% 5.5% 4.1% 2.8% ~25% ~35% ~45% ~55% Floating Rate Loan Portfolio Mix Deposit Betas & NII Sensitivity 7% Total Deposit Beta Through June Asset Sensitivity Protects Against Higher Betas Amounts may not total due to rounding; (1) As of 6/30/2022; see the Market Risk Analysis section within Item 2 of our most recently filed 10Q disclosure for further details; (2) All beta sensitivity figures are approximations, based on various disclosed and undisclosed assumptions, and are represented for interest bearing non-maturity deposits or for total deposits, as denoted. 6 NII Sensitivity: +100 bps Scenario(1)(2) vs. Non-maturity Deposit (NMD) Betas N II Se ns it iv it y vs . C yc le B et a (1) 0.25% 1.38% 4Q21 June 22 0.12% 0.25% 4Q21 June 22 0.12% 0.20% 4Q21 June 22 Fed Target Interest-Bearing NMD Total Deposit Cost +113 bps +8 bps ~20% ~30% ~40% ~50%Total Deposit Beta: 4Q21 vs. Month of June 2022 +13 bps 12% beta 7% beta Int. Bearing NMD Beta:

$382 $392 $425 $362 $385 $422 3.02% 3.00% 3.22% Net Interest Income ex. PPP Fees PPP Fees Net interest margin 2Q21 1Q22 2Q22 3.22% 3.00% 0.05% 0.03% 0.17% (0.04)% (0.02)% 0.03% 1Q22 Average Cash Securities Yield Loan Yields I/B Deposit Cost PPP Fees Other 2Q22 Net Interest Income NII Growth NIM Expansion ($ in millions) 2Q22 NIM: Primary Drivers of Change(1) Amounts may not total due to rounding; (1) Estimated impact; (2) 'Other' includes various unattributed items. 7 $425 million (2) Summary • Growth of $44 million or 11% YoY ◦ NII up 17% YoY, ex. PPP fees, driven by strong core loan growth and higher rates ◦ Continued decline in PPP fees, with loan balances now less than $100 million • Net interest margin expanded 22bps QoQ, aided by higher interest rates, lower cash balances, and lags in deposit repricing ◦ Expect margin expansion to continue alongside higher rates ◦ Pace of increase expected to slow as rate cycle progresses $20 $7 $4 Primarily short-end rate driven

SYNOVUS

Non-Interest Revenue

$97 million

Summary

- Total Non-Interest Revenue declined 9% YoY, primarily due to a decrease in net mortgage revenue and a $7 million write-down of a minority fintech equity investment in 2Q22
- Client fee income categories of Core Banking Fees, Wealth Revenue and Capital Markets Income collectively increased 12% YoY

YoY Fee Income

(in millions)	2Q22	Δ vs. 2Q21
Core Banking Fees[(1)]	$45	10%
Wealth Revenue[(2)]	$38	5%
Capital Markets Income	$7	122%
Net Mortgage Revenue	$4	(72)%
Total Other Income[(3)]	$6	(48)%
Total Adjusted Non-Interest Revenue[(4)]	**$101**	**(5)%**
Total Non-Interest Revenue	**$97**	**(9)%**

Fee Income Growth Categories



$81
$91
Core Banking Fees, Wealth Revenue, and Capital Markets Income
$36
5%
$38
Wealth Revenue
$13
21%
$16
Card Fees
$3
122%
$7
Capital Markets Income
2Q21
2Q22

Amounts may not total due to rounding; (1) Include service charges on deposit accounts, card fees, letter of credit fees, ATM fee income, line of credit non-usage fee, gains (losses) from sales of SBA loans, and miscellaneous other service charges; (2) Consists of fiduciary/asset management, brokerage, and insurance revenues; (3) Includes earnings on equity method investments, income from BOLI, and other miscellaneous income; (4) Non-GAAP financial measure; see appendix for applicable reconciliation.

8

SYNOVUS

Non-Interest Expense

$282 million

Summary

- Employment expense increased 3% YoY, largely the result of merit related salary increases
  - Headcount remained flat YoY
- Increase in Other Expense reflects resumption of normal business activities post-COVID, operating costs directly related to realized revenue growth and investments in new growth initiatives
- Investments in growth initiatives and infrastructure expense (tech/ops) expected to increase in the second half of the year

YoY Cost Drivers

($ in millions)



$268
$5
$4
$4
$3
$(1)
$284
Adjusted 2Q21
Performance Related Expense(2)
Merit/ Compensation
New Business Initiatives
Infrastructure Investments(3)
Other
Adjusted 2Q22

YoY Expense

(in millions)	2Q22	Δ vs. 2Q21
Total Employment	$164	3%
Total Other	$76	14%
Total Occupancy, Equipment, and Software	$43	3%
Total Adjusted Non-Interest Expense[1]	**$284**	**6%**
Total Non-Interest Expense	**$282**	**4%**

New Business Initiatives & Infrastructure Expenses

(in millions)

	1Q22	2Q22	3Q22F	4Q22F
New Business Initiatives	$3	$4	$11 - $13	$13 - $15
Infrastructure Expenses[3]	$2	$3	$5 - $7	$4 - $6

Amounts may not total due to rounding; (1) Non-GAAP financial measure; see appendix for applicable reconciliation; (2) Performance related expense includes loan origination, FDIC expense, travel and entertainment, and incentives; (3) Expense associated with technology and operational upgrades.

9

$564 $535 $469 $462 $458 1.47% 1.40% 1.19% 1.15% 1.11% Allowance for Credit Losses ACL Coverage Ratio 2Q21 3Q21 4Q21 1Q22 2Q22 $1,568 $1,222 $1,028 $1,032 $9144.1% 3.2% 2.6% 2.6% 2.2% Criticized and Classified Loans % of Total Loans 2Q21 3Q21 4Q21 1Q22 2Q22 0.46% 0.45% 0.40% 0.40% 0.33% 0.42% 0.41% 0.33% 0.33% 0.26% 0.13% 0.16% 0.15% 0.11% 0.14% NPA Ratio NPL Ratio Total Past Dues > 30 Days Ratio 2Q21 3Q21 4Q21 1Q22 2Q22 $(25) $(8) $(55) $11 $13 $27 $21 $11 $19 $17 Provision for Credit Losses Net Charge-Offs 2Q21 3Q21 4Q21 1Q22 2Q22 Solid Credit Quality Metrics Continued Low Level of Net Charge-offs Criticized and Classified Loans Improving ACL Reflects Portfolio Health & Uncertain Environment Criticized and Classified Loans(1) Allowance for Credit Losses Amounts may not total due to rounding; (1) Criticized loans are loans graded special mention; classified loans are loans graded sub-standard accruing, doubtful, loss, and non-accruing loans. Credit Quality 10 NPA, NPL, and Past Due Ratios Provision and Net Charge-Offs ($ in millions) ($ in millions)($ in millions) 0.28% 0.22% 0.11% 0.19% 0.16%NCO Ratio: 350% 344% 358% 350% 420%ACL to NPLs:

9.46%9.49% 0.35% (0.30)% (0.10)% (0.01)% 0.03% Beginning CET1 Ratio (1Q22) Net Income Available to Common Shareholders Risk-Weighted Assets Common Dividends Share Repurchases Other Ending CET1 Ratio (2Q22) 9.75% 9.49% 9.46% Common Equity Tier 1 Tier 1 Tier 2 2Q21 1Q22 2Q22 Summary Capital Metrics Capital Ratios Capital Deployment Targeted Towards Organic Growth Amounts may not total due to rounding; (1) 2Q22 capital ratios are preliminary; (2) Includes changes in intangible assets and applicability of deferred tax assets. 11 (1) 10.63% 13.25% 12.56% 11.00% Total payout ratio: 31% (1) (2) • Ending CET1 of 9.46%, with organic capital generation deployed to support core client growth ◦ Modest share repurchases of $3 million in 2Q22 • Remain focused on managing CET1 within the established range of 9.25% to 9.75% ◦ Expect to continue to prioritize organic capital creation for client growth in 2H22 12.43% 10.56%

Appendix

Growth Initiatives Update 13 • Pilot underway with client • Testing and capability enhancements will continue through 2022 • Targeting 4 to 5 integrated software provider (ISP) pilot clients by year-end • Widespread product launch expected in 2023 Agent Bank Gateway • Traction across our Wholesale sub-business lines • 6 of 11 sub-businesses in Wholesale generated fees in the second quarter Treasury & Payment Solutions • Completed final migration of commercial customers onto our new digital platform in 2Q22 • Foreign Exchange (FX) platform expected to launch in 4Q22 • MVP for Integrated Payments targeted for 4Q22 Middle Market • Added 3 Middle Market producers in the second quarter • Increased producer headcount by 15% since the beginning of the year • Continue to focus on build-out in high growth markets (Central and South Florida, Atlanta, Nashville) Restaurant Vertical • Immediate traction in restaurant vertical; funded loan balances greater than $200 million as of 2Q22 Financial Institutions (FIG) Technology, Media, and Communications (TMC) Healthcare Services Practice Leader in place Practice Leader in place Practice Leader Starting in 3Q22 • Expect to hire 15-20 new CIB team members by year-end • Transaction activity will commence in 3Q22 Senior credit executive, several credit and product support staff onboarded Corporate & Investment Banking (CIB)

($ in thousands) Allowance for Credit Losses ACL/Loans: Economic Scenario Assumptions and Weightings 1.15% 1.11% 1 $458,396 $462,273 $9,713 $(1,580) $(2,564) $(9,446) 1Q22 Qualitative Factors Performance, Economic Factors, and Net Growth Other Factors Individual Analysis 2Q22 14 (1) (1) Other factors include the impact of dispositions, sub-pool changes, etc. (2) Downside scenarios carry a total weighting of 60%. Scenario Model Weighting 2022 GDP 2023 GDP 2022 Unemployment 2023 Unemployment Slow Growth(2) 45.0% 2.4% 1.4% 3.8% 5.0% Consensus Baseline 35.0% 3.1% 2.3% 3.6% 3.6% Severe Downside(2) 15.0% 1.7% (1.3)% 4.8% 7.6% Upside 5.0% 3.3% 4.6% 3.3% 2.9%

Loan Portfolio Rate Mix and Yield 45.2% 46.3% 45.3% 41.5% 35.7% 6.7% 12.8% 8.5% 8.6% 8.7% 8.3% 8.6% 46.3% 44.7% 42.3% 41.3% 40.2% 3.93% 3.97% 3.88% 3.76% 3.92% LIBOR SOFR BSBY Prime Fixed rate Yield 2Q21 3Q21 4Q21 1Q22 2Q22 Earning Assets Composition As of 2Q22, approximately 3.7% of outstanding variable rate loans had floors which were above the equivalent of 1.75% on overnight rates Total Securities Portfolio Size $9,399 $10,494 $10,992 $11,158 $11,014 1.45% 1.45% 1.52% 1.68% 1.81% Securities Yield 2Q21 3Q21 4Q21 1Q22 2Q22 Loan Hedge Portfolio $3,600 $4,100 $4,750 $5,250 $4,250 $4,250 $4,100 $3,100 $3,100 1.11% 1.21% 1.30% 1.39% 1.42% 1.42% 1.42% 1.37% 1.37% Notional Effective Rate 2Q22 3Q22 4Q22 1Q23 2Q23 3Q23 4Q23 1Q24 2Q24 (2) (1) Amortized cost; (2) Represents Total Notional outstanding of cash-flow loan hedges, along with the estimated effective fixed-rate for the respective period. 15 0.4% 1.5% 2.2% 2.2% ($ in millions) (1) 2.1%

Loan Portfolio by Category • 90% are income-producing properties • Residential C&D and Land are less than 2% of total loans • Diversity among property types and geographies • Direct Middle Market & Commercial Banking comprises 24.8% of Synovus total loans, while Specialty Lending comprises 25.6% • Specialty lending is well-diversified among multiple lines-of-business • C&I industry mix aligned with economic and demographic drivers • High quality Consumer Real Estate book • Weighted average credit score of 788 and 777 for Home Equity and Mortgage, respectively • Average LTV of ~73% for Home Equity and Mortgage Consumer Portfolio - $8.9 Billion CRE Portfolio - $11.5 Billion C&I Portfolio - $20.8 Billion Consumer R/E Related 16.3% C&I Specialty Lending 25.6% Direct Middle Market & Commercial Banking 24.8% Hotel 3.9% Shop ping C enter s 3.5% Offi ce B ldg. 6.5% Mu lti- Fam ily 6.2 %O th er C RE Pr op . T yp es 6. 4% Resi. Constr, Dev, Land 1.4% Consumer CRE C&I Portfolio Characteristics Consumer CRE C&I NPL Ratio 0.41% 0.11% 0.29% QTD Net Charge-off Ratio (annualized) 0.21% (0.01)% 0.24% 30+ Days Past Due Ratio 0.39% 0.02% 0.09% 90+ Days Past Due Ratio 0.02% 0.00% 0.00% Consu mer Non-R /E 5.4% 16Amounts may not total due to rounding.

SYNOVUS

Commercial Real Estate

Composition of 2Q22 CRE Portfolio

Total Portfolio $11.5 billion


Office Building
Multi-Family
Hotels
Shopping Center
Other Investment Properties
Warehouses
1-4 Family Perm/Mini-Perm
1-4 Family Construction
Residential Development
Land Acquisition
Commercial Development
23.3%
22.2%
13.9%
12.7%
11.4%
7.1%
3.5%
2.0%
1.4%
1.6%
0.9%

Investment Properties portfolio represent 90% of total CRE portfolio

- The portfolio is well diversified among the property types
- Credit quality in Investment Properties portfolio remains excellent

As of 2Q22, Residential C&D and Land Acquisition Portfolios represent less than 2% of total performing loans

CRE Credit Quality

- 0.11% NPL Ratio
- (0.01)% Net Charge-Off Ratio (annualized)
- 0.02% 30+ Day Past Due Ratio
- 0.00% 90+ Day Past Due Ratio

	Investment Properties						Land, Development, and Residential Properties	
Portfolio Characteristics (as of June 30, 2022)	Office Building	Multi-family	Shopping Centers	Hotels	Other Investment Properties	Warehouse	Residential Properties[1]	Development & Land
Balance (in millions)	$2,680	$2,548	$1,459	$1,598	$1,311	$812	$642	$454
Weighted Average LTV[2]	55.1%	54.7%	53.9%	55.8%	55.6%	52.6%	N/A	N/A
NPL Ratio	0.07%	0.10%	0.05%	0.00%	0.10%	0.11%	0.49%	0.42%
Net Charge-off Ratio (annualized)	0.00%	0.01%	0.00%	0.00%	0.04%	0.00%	(0.04)%	(0.37)%
30+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.00%	0.02%	0.00%	0.32%	0.00%
90+ Days Past Due Ratio	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%

Amounts may not total due to rounding; (1) Includes 1-4 Family Construction and 1-4 Family Perm/Mini-Perm (primarily rental homes); (2) LTV calculated by dividing most recent appraisal (typically at origination) on non-construction component of portfolio by the 6/30/22 commitment amount.

17

C&I Portfolio Credit Indicator 2Q22 NPL Ratio 0.29% Net Charge-off Ratio (annualized) 0.24% 30+ Days Past Due Ratio 0.09% 90+ Days Past Due Ratio 0.00% • Wholesale Bank (includes Large Corporate, Middle Market, and Specialty Lines) represents 69% of C&I Balances • Community/Retail Bank represents 31% of C&I balances Diverse Industry Exposure Total C&I Portfolio $20.8 billion 15.0% 14.6% 7.0% 6.6% 6.4% 6.1% 5.7% 5.2% 5.1% 4.6% 4.6% 4.1% 3.7% 2.4% 2.3% 2.0% 2.0% 1.3% 1.3% Finance/Insurance Senior Housing Health Care Manufacturing Accom. & Food Svcs. Wholesale Trade Retail Trade R/E Other Construction Prof., Scientific, Tech. Svcs. Other Services Transport/Warehousing R/E Leasing All Other Arts, Entertainment, & Rec. Educational Svcs. Public Administration Ag, Forestry, Fishing Admin., Support, Waste Mgmt. Amounts may not total due to rounding; (1) These segments are not two digit NAICS industry divisions; Senior Housing is a subset of NAICS 62 Health Care and Social Assistance, and R/E other and R/E leasing together comprise NAICS 53 Real Estate, Rental, and Leasing. 18 (1) (1) (1)

Consumer Portfolio Credit Indicator 2Q22 NPL Ratio 0.41% Net Charge-off Ratio (annualized) 0.21% 30+ Days Past Due Ratio 0.39% 90+ Days Past Due Ratio 0.02% • 75% of Consumer portfolio is backed by residential real estate • Other Consumer includes secured and unsecured products • Average consumer card utilization rate is 22.1% Total Consumer Portfolio $8.9 billion Credit Indicator Home Equity Mortgage Weighted Average Credit Score of 2Q22 Originations 792 764 Weighted Average Credit Score of Total Portfolio 788 777 Weighted Average LTV(1) 73.8% 73.2% Average DTI(2) 34.3% 31.6% Utilization Rate 38.8% N/A 57.4% 17.9% 17.7% 4.8% 2.2% Consumer Mortgage Third-Party Home Equity Other Consumer Credit Card Amounts may not total due to rounding; (1) LTV is calculated by dividing the most recent appraisal value (typically at origination) by the sum of the 6/30/2022 commitment amount and any existing senior lien; (2) Average DTI of 2Q22 originations. Consumer Credit Quality 19

Third-Party Consumer 10.23% Core Transaction Deposits $1,454 $1,721 $1,644 $1,618 $1,601 $549 $399 $642 $612 $841 Held-for-Investment (HFI) Held-for-Sale (HFS) 2Q21 3Q21 4Q21 1Q22 2Q22 41% 11% 28% 20% Auto/RV/Marine Home Improvement Personal Student HFI Portfolio Composition 2Q22 ($ in millions) Auto/RV/ Marine Home Improvement Personal Student Loan Balance $656 $174 $450 $321 Weighted Avg. FICO Score 748 767 751 779 NPL Ratio 0.44% nm 0.09% 0.60% Net Charge-off Ratio (annualized) 1.09% nm 1.16% (0.02)% 30+ Day Past Due Ratio 1.87% nm 0.52% 0.06% • Diversity among asset types; primarily fixed-rate loans • Credit Quality for HFI loans: ◦ Weighted Average FICO of 757 ◦ NPL Ratio of 0.32% ◦ Annualized Net Charge-off Ratio of 0.77% ◦ 30+ Day Past Due Ratio of 1.05% ($ in millions) 20Note: "nm" -- credit metrics not meaningful due to application of credit enhancements.

Portfolio Risk Distribution ($ in millions) Composition Growth Risk Category 2Q22 1Q22 2Q22 vs. 1Q22 Passing Grades $40,291 $39,138 $1,153 Special Mention 392 509 (118) Substandard Accruing 413 390 23 Non-Performing Loans 109 131 (22) Total Loans $41,205 $40,169 $1,036 Amounts may not total due to rounding 21

2Q21 3Q21 4Q21 1Q22 2Q22 Financial Performance Diluted EPS $1.19 $1.21 $1.31 $1.11 $1.16 Net interest margin 3.02% 3.01% 2.96% 3.00% 3.22% Efficiency ratio-TE 55.24% 53.34% 57.85% 54.66% 53.87% Adjusted tangible efficiency ratio(1) 54.41% 52.96% 55.64% 55.50% 53.43% ROAA(2) 1.36% 1.34% 1.40% 1.22% 1.26% Adjusted ROAA(1)(2) 1.37% 1.33% 1.44% 1.19% 1.27% Balance Sheet QoQ Growth Total loans (1)% —% 3% 2% 3% Total deposits —% 1% 4% (2)% 1% Credit Quality NPA ratio 0.46% 0.45% 0.40% 0.40% 0.33% NCO ratio(2) 0.28% 0.22% 0.11% 0.19% 0.16% Capital Common shares outstanding(3) 147,072 145,484 145,010 145,335 145,358 Leverage ratio 8.72% 8.78% 8.72% 8.87% 9.03% Tangible common equity ratio(1) 7.73% 7.68% 7.52% 6.80% 6.26% Quarterly Highlights Trend (1) Non-GAAP financial measure; see applicable reconciliation; (2) Annualized; (3) In thousands; (4) Preliminary. (4) ©2022 Synovus. All Rights Reserved. 22 22

Condensed Income Statement ($ in thousands, except per share data) 2Q22 1Q22 2Q21 Net interest income $425,388 $392,248 $381,860 Non-interest revenue 97,266 105,334 107,087 Non-interest expense 282,051 272,450 270,531 Provision for (reversal of) credit losses 12,688 11,400 (24,598) Income before income taxes 227,915 213,732 243,014 Income tax expense 49,863 42,695 56,814 Preferred stock dividends 8,291 8,291 8,291 Net income available to common shareholders $169,761 $162,746 $177,909 Weighted average common shares outstanding, diluted 146,315 146,665 149,747 Net income per common share, diluted $1.16 $1.11 $1.19 23

Non-GAAP Financial Measures ($ in thousands, except per share data) 2Q22 1Q22 2Q21 Net income available to common shareholders $169,761 $162,746 $177,909 Add/subtract: Restructuring charges (1,850) (6,424) 415 Add: Valuation adjustment to Visa derivative 3,500 — — Add: Loss on early extinguishment of debt, net — 677 — Add: Earnout liability adjustments — — 750 Add/subtract: Tax effect of adjustments(1) (393) 1,369 (105) Adjusted net income available to common shareholders $171,018 $158,368 $178,969 Weighted average common shares outstanding, diluted $146,315 $146,665 $149,747 Net income per common share, diluted $1.16 $1.11 $1.19 Adjusted net incomer per common share, diluted $1.17 $1.08 $1.20 (1) An assumed marginal tax rate of 23.8% for 2022 and 25.3% for 2021 was applied. 24

Non-GAAP Financial Measures, Continued ($ in thousands) 2Q21 3Q21 4Q21 1Q22 2Q22 Net income $186,200 $186,773 $200,401 $171,037 $178,052 Add/subtract: Earnout liability adjustments 750 (243) — — — Add/subtract: Restructuring charges 415 319 5,958 (6,424) (1,850) Add: Valuation adjustment to Visa derivative — — 2,656 — 3,500 Add: Loss on early extinguishment of debt — — — 677 — Add/subtract: Investment securities losses (gains), net — (962) (230) — — Add/subtract: Tax effect of adjustments(1) (105) 164 (2,121) 1,369 (393) Adjusted net income 187,260 186,051 206,664 166,659 179,309 Net income annualized 746,846 741,002 795,069 693,650 714,165 Adjusted net income annualized 751,098 738,137 819,917 675,895 719,206 Total average assets $55,017,771 $55,326,260 $56,911,929 $56,855,898 $56,536,940 Return on average assets 1.36% 1.34% 1.40% 1.22% 1.26% Adjusted return on average assets 1.37% 1.33% 1.44% 1.19% 1.27% (1) An assumed marginal tax rate of 23.8% for 2022 and 25.3% for 2021 was applied. 25

Non-GAAP Financial Measures, Continued ($ in thousands) 2Q22 1Q22 2Q21 Net income available to common shareholders 169,761 162,746 177,909 Add/subtract: Restructuring charges (1,850) (6,424) 415 Add: Valuation adjustment to Visa derivative 3,500 — — Add: Earnout liability adjustments — — 750 Add: Loss on early extinguishment of debt — 677 — Add/subtract: Tax effect of adjustments(1) (393) 1,369 (105) Adjusted net income available to common shareholders 171,018 158,368 178,969 Adjusted net income available to common shareholders annualized 685,951 642,270 717,843 Add: Amortization of intangibles, annualized net of tax 6,471 6,543 7,128 Adjusted net income available to common shareholders excluding amortization of intangibles annualized 692,422 648,813 724,971 Net income available to common shareholders annualized 680,910 660,025 713,591 Add: Amortization of intangibles, annualized net of tax 6,471 6,543 7,128 Net income available to common shareholders excluding amortization of intangibles annualized 687,381 666,568 720,719 Total average shareholders' equity less preferred stock 4,132,536 4,647,426 4,632,568 Subtract: Goodwill (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (32,387) (34,576) (41,399) Total average tangible shareholders' equity less preferred stock 3,647,759 4,160,460 4,138,779 Return on average common equity 16.48% 14.20% 15.40% Adjusted return on average common equity 16.60% 13.82% 15.50% Return on average tangible common equity 18.84% 16.02% 17.41% Adjusted return on average tangible common equity 18.98% 15.59% 17.52% (1) An assumed marginal tax rate of 23.8% for 2022 and 25.3% for 2021 was applied. 26

Non-GAAP Financial Measures, Continued ($ in thousands) 2Q22 1Q22 2Q21 Total non-interest revenue $97,266 $105,334 $107,087 Subtract/add: Fair value adjustment on non-qualified deferred compensation 3,240 1,295 (1,126) Adjusted non-interest revenue $100,506 $106,629 $105,961 27

SYNOVUS

Non-GAAP Financial Measures, Continued

($ in thousands)	2Q21	3Q21	4Q21	1Q22	2Q22
Total non-interest expense	$270,531	$267,032	$295,207	$272,450	$282,051
Subtract/add: Earnout liability adjustments	(750)	243	—	—	—
Subtract/add: Restructuring charges	(415)	(319)	(5,958)	6,424	1,850
Subtract/add: Fair value adjustment on non-qualified deferred compensation	(1,126)	97	(995)	1,295	3,240
Subtract: Valuation adjustment to Visa derivative	—	—	(2,656)	—	(3,500)
Subtract: Loss on early extinguishment of debt	—	—	—	(677)	—
Adjusted non-interest expense	**268,240**	**267,053**	**285,598**	**279,492**	**283,641**
Subtract: Amortization of intangibles	(2,379)	(2,379)	(2,379)	(2,118)	(2,118)
Adjusted tangible non-interest expense	265,861	264,674	283,219	277,374	281,523
Net interest income	381,860	384,917	392,313	392,248	425,388
Add: Tax equivalent adjustment	791	736	884	865	960
Add: Total non-interest revenue	107,087	114,955	117,068	105,334	97,266
Total TE revenue	489,738	500,608	510,265	498,447	523,614
Subtract/add: Investment securities losses (gains), net	—	(962)	(230)	—	—
Subtract/add: Fair value adjustment on non-qualified deferred compensation	(1,126)	97	(995)	1,295	3,240
Total adjusted revenue	$488,612	$499,743	$509,040	$499,742	$526,854
Efficiency ratio-TE	55.2%	53.3%	57.9%	54.7%	53.9%
Adjusted tangible efficiency ratio	**54.4%**	**53.0%**	**55.6%**	**55.5%**	**53.4%**

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Non-GAAP Financial Measures, Continued ($ in thousands) 2Q21 3Q21 4Q21 1Q22 2Q22 Total assets $54,938,659 $55,509,129 $57,317,226 $56,419,549 $57,382,745 Subtract: Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (40,354) (37,975) (35,596) (33,478) (31,360) Tangible assets 54,445,915 55,018,764 56,829,240 55,933,681 56,898,995 Total shareholders’ equity 5,237,714 5,252,802 5,296,800 4,824,635 4,584,438 Subtract: Goodwill (452,390) (452,390) (452,390) (452,390) (452,390) Subtract: Other intangible assets, net (40,354) (37,975) (35,596) (33,478) (31,360) Subtract: Preferred Stock, no par value (537,145) (537,145) (537,145) (537,145) (537,145) Tangible common equity $4,207,825 $4,225,292 $4,271,669 $3,801,622 $3,563,543 Total shareholders’ equity to total assets ratio 9.53% 9.46% 9.24% 8.55% 7.99% Tangible common equity ratio 7.73% 7.68% 7.52% 6.80% 6.26% 29